UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PPL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PPL CORPORATION *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareowners to Be Held on May 13, 2020. PPL CORPORATION C/O PROXY SERVICES P.O. BOX 9163 FARMINGDALE, NY 11735 D04214-Z76762-Z76795 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: Annual Meeting For holders as of: February 28, 2020 Date: May 13, 2020 Time: 9:00 A.M. Eastern Time Location: Meeting live via the internet-please visit www.virtualshareholdermeeting.com/PPL2020. The company will be hosting the meeting live via the internet this year. To attend the meeting via the internet please visit www.virtualshareholdermeeting.com/PPL2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page).

D04215-Z76762-Z76795 Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 29, 2020 to facilitate timely delivery. How to View Online: The Annual Report and Proxy Statement are available to shareowners at www.pplweb.com/PPLCorpProxy How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT ANNUAL REPORT Proxy Materials Available to VIEW or RECEIVE: Vote By Internet: Before the Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During the Meeting: Go to www.virtualshareholdermeeting.com/PPL2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail only by requesting a paper copy of the proxy materials, which will include a proxy card. Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods

Voting Items 1a. John W. Conway 1e. Vincent Sorgi 1c. Raja Rajamannar 1g. Natica von Althann 1j. Armando Zagalo de Lima 1b. Steven G. Elliott 1f. William H. Spence 1d. Craig A. Rogerson 1h. Keith H. Williamson 1i. Phoebe A. Wood 1. Election of directors: 2. Advisory vote to approve compensation of named executive officers 3. Ratification of the appointment of Independent Registered Public Accounting Firm4. Shareowner Proposal – Adopt policy to require independent chairman of the board The Board of Directors Recommends a Vote FOR Each Director Nominee Included in Proposal 1, FOR Proposals 2 and 3, and AGAINST Proposal 4. D04216-Z76762-Z76795

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